FINANCIAL INCOME (LOSS), NET (Tables)	12 Months Ended
Dec. 31, 2020
Financial Income (loss), Net [abstract]
Schedule of Financial Income (Loss), Net

	Year ended December 31,
	2018	2019	2020
	(U.S. $ in thousands)
Hedging instrument gain (loss), net	$(337)	$366	$86
Bank charges	(89)	(153)	(175)
Exchange rate loss, net	(418)	(1,175)	(49)
Interest income (expense), net	(218)	878	347
Amortization of premium on marketable securities	-	-	(95)
Other, net	15	(1)	-
Total financial income (expenses), net	$(1,047)	$(85)	$114